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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 25, 2001



                                  MedQuist Inc.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




    New Jersey                    0-19941                       22-2531298
------------------             --------------                   ----------
(State or other                 (Commission                  (I.R.S. Employer
  jurisdiction                     File                      Identification No.)
of incorporation                  Number)
or organization)


                              Five Greentree Centre
                                    Suite 311
                                Marlton, NJ 08053
                --------------------------------------------------
               (address of principal executive offices) (Zip Code)

       Registrants's telephone number, including area code: (856) 810-8000


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Item 9.  Regulation FD Disclosure.
---------------------------------

Pursuant to Regulation FD Rules 100-103:

         Attached as Exhibit 9.1 is the script and related financial information for the Registrant's first quarter investor conference call held on April 25, 2001 at 11:00 a.m. (ET).

         Attached as Exhibit 9.2 is the Registrant's earnings release for the first quarter ended March 31, 2001.

         Attached as Exhibit 9.3 is a note concerning forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act and risk factors relating to such statements.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MEDQUIST INC.



Date:    April 25, 2001                        By: /s/ Brian J. Kearns
                                               ---------------------------------
                                               Name:  Brian J. Kearns
                                               Title: Senior Vice President,
                                                      Treasurer and
                                                      Chief Financial Officer


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